UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 19, 2008

ARCADE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	006-52632	20-8348580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Arcade Partners, LLC 62 La Salle Road, Suite 304 West Hartford, Connecticut		06107
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 236-6320

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On September 19, 2008, Arcade Acquisition Corp. (OTCBB: ACDQ), a Delaware corporation (“Arcade” or the “Company”), entered into a Membership Interest Purchase and Sale Agreement and several related agreements (collectively, the “Acquisition Agreements”) pursuant to which it has agreed to purchase, through a newly-formed, wholly-owned, Marshall Islands subsidiary, Conbulk Corporation, (“Conbulk”), 10 containerships through the acquisition of 10 special purpose vehicles (each an “SPV”, and collectively, the “SPVs”) owned by a wholly-owned subsidiary of Palmosa Shipping Corporation, a global shipping company with management headquarters in Greece (“Palmosa”).  Each SPV is an offshore limited liability company owning a memorandum of agreement (each an “MOA”, and collectively, the “MOAs”) to acquire one container vessel.  Six of the MOAs are for the purchase of vessels from Palmosa and its affiliates and four of the MOAs are for the purchase of vessels from affiliates of Tsakos Shipping & Trading S.A., or Tsakos, a large global shipping company.  We refer to this acquisition of the SPV membership interests as the “Interest Acquisition” and the Interest Acquisition, together with the SPVs’ acquisition of the vessels pursuant to the MOAs, as the “Acquisition.”  In order to effectuate the Acquisition, Arcade and Conbulk will enter into an agreement and plan of merger (the “Merger Agreement”) on the date of the initial closing of the Acquisition, pursuant to which Arcade will merge with and into Conbulk immediately prior to the initial closing of the Acquisition, with Conbulk being the surviving entity (the “Redomiciliation Merger”).

The aggregate purchase price for the Acquisition is $261,677,521, consisting of approximately $185,544,000 in cash and 9,661,614 common shares of Conbulk. The Palmosa principals have agreed to accept only stock for their equity interest in the Palmosa vessels.  The breakdown between cash and stock is an estimate based on an assumed December 31, 2008 closing for all of the Palmosa vessels and the associated debt balances.  To the extent closings occur after such date, the outstanding debt on the Palmosa vessels may be reduced by regularly scheduled principal amortization.  This will result in lowering the cash portion of the purchase price and correspondingly increasing the stock portion.  Any change in allocation between cash and stock will be calculated at $7.88 per share of Conbulk stock. Conbulk may issue up to an additional 3,500,000 common shares, subject to its achievement of certain annual earning targets during the fiscals years ending December 31, 2010 and 2011, all as more particularly described in the joint proxy statement/prospectus.

The Acquisition is expected to be completed pursuant to several closings.  On the effective date of the Redomiciliation Merger and the Interest Acquisition, Conbulk, through the applicable SPVs, will close on MOAs to acquire at least two of the Palmosa vessels and accept delivery thereof.  The agreements provide that this initial closing must occur on or prior to January 30, 2009.  Conbulk expects to close on the other MOAs held by the SPVs and take delivery of the remaining vessels within several weeks after the initial closing of the Acquisition.

As required under Arcade’s Amended and Restated Certificate of Incorporation, the Company will hold a special meeting of its stockholders to vote on the Redomiciliation Merger and the Acquisition (collectively, the “Business Combination”).  The Company cannot complete the Business Combination unless a majority of the shares of common stock voted by the holders of shares issued in connection with the Company’s initial public offering are voted in favor of the Business Combination and public stockholders owning less than 30% of the total number of shares sold in the initial public offering properly exercise their redemption rights.  Approval of the Redomiciliation Merger will require the affirmative vote of a majority of the outstanding shares of the Company.  Approval of the Acquisition will require the affirmative vote of a majority of the shares issued in Arcade’s initial public offering that are voted at the meeting.  The Company will not consummate the Redomiciliation Merger unless the Acquisition is also approved.  Similarly, the Company will not consummate the Acquisition unless the

Redomiciliation Merger is also approved. Each of the Redomiciliation Merger and Acquisition will be voted on separately, but both must be approved for the Business Combination to be completed.

In connection with the Business Combination, the Company will file a proxy statement with the Securities and Exchange Commission.  THE COMPANY IS NOT NOW REQUESTING ANY PROXY. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the Securities and Exchange Commission at its web site, www.sec.gov.  The proxy statement and such other documents may also be obtained for free from the Company by directing such request to the Company’s Chief Financial Officer, 62 La Salle Road, Suite 220, West Hartford, CT 06017, telephone number (860) 236-6320.

The Company and its directors and executive officers, who are identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning the interests of the Company’s participants in the solicitation will be contained in the proxy statement relating to the transaction when it becomes available.

Item 7.01 Regulation FD Disclosure

Contemporaneously with this current report on Form 8-K, the Company issued a press release, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by this reference, in which it announced its entry into the Acquisition Agreements. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits

(c)                                  Exhibits:

Exhibit No.	Description

10.1	Membership Interest Purchase Agreement dated September 19, 2008, by and among Arcade, Palmosa and TDB SPV LLC*

10.2	Supplemental Agreement dated September 19, 2008, by and among Arcade, Palmosa, TDB SPV LLC and each of the Palmosa affiliates selling vessels under the MOAs*

99.1	Press release dated September 22, 2008

*Exhibits and schedules have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2008	ARCADE ACQUISITION CORP.

	By:	/s/ Jonathan Furer
Name: Jonathan Furer
Title: Chief Executive Officer